UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 February 3, 2009
 (Date of report; date of
 earliest event reported)
Commission file number: 0-51438
RESIDENTIAL CAPITAL, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-1770738 (I.R.S. Employer Identification No.)
One Meridian Crossings
 Minneapolis, Minnesota
 55423

 (Address of principal executive offices)
 (Zip Code)
(952) 857-8700
 (Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operation and Financial Condition
On February 3, 2009, Residential Capital, LLC (ResCap) announced operating results for the fourth quarter and full year ended December 31, 2008. The announcement is attached hereto and incorporated by reference as Exhibit 99.1.

Charts furnished to securities analysts in connection with ResCap’s fourth quarter and full year 2008 earnings announcement are attached hereto and incorporated by reference as Exhibit 99.2.

 Item 9.01      Financial Statements and Exhibits

Exhibit No.	Description
99.1	Announcement, Dated February 3, 2009

99.2	Charts Furnished to Securities Analysts

 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL CAPITAL, LLC (Registrant)
Dated: February 3, 2009	/s/ James N. Young
James N. Young
Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Announcement, Dated February 3, 2009

99.2	Charts Furnished to Securities Analysts